                                                                   Exhibit 10.28
                                                                  Execution Copy

                               AMENDMENT NO. 1 TO
                      THE PREFERRED STOCKHOLDERS AGREEMENT

          THIS AMENDMENT NO. 1 TO THE PREFERRED STOCKHOLDERS AGREEMENT, dated June 27, 2001 (the "Amendment"), is by and among COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), DRI GROUP LLC, a Delaware limited liability company ("DRI Group"), the Individual Investors and BERKSHIRE HATHAWAY INC., a Delaware corporation (the "Purchaser"). Court Square, DRI Group, the Individual Investors and the Purchaser are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   Background
                                   ----------

          A. Court Square, DRI Group, World Equity Partners, L.P., a Delaware limited partnership ("WEP") and the Individual Investors are parties to that certain Preferred Stockholder Agreement, dated March 14, 2001 (the "Original Agreement").

          B. The Original Agreement sets forth certain agreements and understandings among the Parties thereto with respect to the stock of the Company held by the Parties.

          C. Delco Remy International, Inc., a Delaware corporation (the "Company"), Court Square, WEP and the Purchaser have entered into that certain Securities Purchase Agreement date of even date herewith (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Court Square shall sell to the Purchaser, and the Purchaser shall purchase, 315,697.65 shares of the Company's 12% Series A Cumulative Compounding Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") and 341,544.24 shares of the Company's Class C Common Stock, par value $.001 per share, to the Purchaser and WEP shall sell to the Purchaser, and the Purchaser shall purchase, the 144,707.31 shares of Series A Preferred Stock and the 156,554.70 shares of the Company's Class B Common Stock, par value $.001 per share, obtained by WEP upon exercise of that certain Stock Purchase Warrant issued on March 14, 2001 by the Company to WEP.

          D. In connection with, and as a condition to, the transactions contemplated by the Purchase Agreement, the Parties now desire to amend the Original Agreement in accordance with Section 2.2 thereof, as provided in this Amendment.

                                     Terms
                                     -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Parties hereby agree as follows:

     Section 1.    Defined Terms.  Capitalized terms not otherwise defined
                   -------------
herein shall have the respective meanings ascribed to such terms in the Original Agreement.

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     Section 2.    Status of Purchaser.  Upon execution and delivery of this
                   -------------------
Amendment, the Purchaser shall become a party to the Original Agreement and shall constitute an "Investor" for all purposes under the Original Agreement.

     Section 3.    Take-Along Rights.  Section 1.2(a) of the Agreement is hereby
                   -----------------
stricken and replaced in its entirety with the following:

               "If the Board of Directors of the Company and the holders of at least fifty percent (50%) of the outstanding Common Stock held by the Investors and their Permitted Transferees approve the sale of the Company to: (i) a non-affiliated third party, or (ii) an affiliate of either the Company or any stockholder of the Company in a transaction for the purpose of effecting a holding company reorganization in which the only consideration received by each Investor and Permitted Transferee consists of shares of capital stock of the holding company issued in such transaction (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all or a majority of the outstanding capital stock) (an "Approved Sale"), and if the Approved Sale is structured as a sale of stock, each Investor and Permitted Transferee will agree to sell and will be permitted to sell all of such Holder's Preferred Stock on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. Each Holder will take all necessary and desirable actions in connection with the consummation of an Approved Sale."

     Section 4.    Other Rights.  For so long as the Purchaser together with its
                   ------------
Affiliates own at least 345,303.72 shares of Series A Preferred Stock, as appropriately adjusted from time to time for stock splits, stock dividends, reverse stock splits, combinations, recapitalizations and other similar transactions affecting the Series A Preferred Stock as a class, the Investors shall not approve any amendment of the Company's Certificate of Incorporation that changes the dividend payable on the Series A Preferred Stock or otherwise adversely affects the relative rights and preferences of the Series A Preferred Stock without the prior written consent of the Purchaser.

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     Section 5.    Continued Effectiveness of Original Agreement.  Except as
                   ---------------------------------------------
specifically amended herein, all other terms and provisions of the Original Agreement shall remain unchanged and in full force and effect.

     Section 6.    Incorporation of Amendment.  On and after the date hereof
                   --------------------------
each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Agreement as amended hereby.

     Section 7.    Effectiveness.  This Amendment shall be effective when
                   -------------
executed by Court Square and the Purchaser.

     Section 8.    Miscellaneous.
                   -------------

                   Section 8.1.    Entire Agreement.  The agreement of the
                                   ----------------
Parties, which is comprised of this Amendment and the Original Agreement, sets forth the entire agreement and understanding between the Parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment and the Original Agreement.

                   Section 8.2.    Governing Law.  The validity, performance,
                                   -------------
construction and effect of this Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

                  Section 8.3.    Headings.  The headings in this Amendment
                                  --------
are for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

                  Section 8.4.    Counterparts.  This Amendment may be
                                  ------------
executed in two or

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more counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

                   Section 8.5.    Successors and Assigns.  This Amendment and
                                   ----------------------
all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns and executors, administrators and heirs. The Purchaser may assign or delegate its rights, duties and obligations under this Amendment to any of its Affiliates. As used in this Amendment, "Affiliate" means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.


                            [Signature Pages Follow]

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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                DELCO REMY INTERNATIONAL, INC.


                                By:   /s/ David E. Stoll
                                   ---------------------------
                                   Name:  David E. Stoll
                                   Title: Vice President, Treasurer & Secretary


                                COURT SQUARE CAPITAL LIMITED


                                By:   /s/ Michael Delaney
                                   ---------------------------
                                   Name:  Michael Delaney
                                   Title: Managing Director


                                DRI GROUP LLC


                                By:
                                   ---------------------------
                                   Name:
                                   Title:
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.


                                MANAGEMENT INVESTORS:


                                --------------------------------
                                Thomas J. Snyder
                                984 North 500 West
                                Anderson, IN  46011


                                --------------------------------
                                J. Timothy Gargaro
                                3245 Morningview Terrace
                                Bloomfield Hills, Michigan 48301


                                --------------------------------
                                Joseph P. Felicelli
                                10189 Summerlin Way
                                Fishers, IN 46038


                                --------------------------------
                                Richard L. Stanley
                                3028 West 53rd Street
                                Anderson, IN 46011


                                --------------------------------
                                Susan E. Goldy
                                11448 Lake Stonebridge Lane
                                Fishers, IN 46038


                                --------------------------------
                                Roderick English
                                205 South Creedmore Way
                                Anderson, IN 46011


                                --------------------------------
                                Patrick C. Mobouck
                                Grez-Doiceau, Belgium
                                Alee De La Ferme Du Bercuit 5A
                                B-1390, Hungary
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                MANAGEMENT INVESTORS:



                                --------------------------------
                                Richard Keister
                                110 Carolyn Drive
                                Cross Junction, VA 22625


                                DAISY FARM LIMITED PARTNERSHIP


                                By:
                                   -----------------------------
                                   Name:
                                   Title:




                                --------------------------------
                                Sandra M. Stanley
                                3028 West 53rd Street
                                Anderson, IN 46011
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                CONTINUING INVESTORS:

                                JAMES R. GERRITY LIVING TRUST
                                DATED MARCH 6, 1990


                                By:
                                   -----------------------------
                                   Name:
                                   Title:


                                SUSAN GERRITY LIVING TRUST
                                DATED MARCH 6, 1990


                                By:
                                   -----------------------------
                                   Name:
                                   Title:
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                PURCHASER:

                                BERKSHIRE HATHAWAY INC.


                                By:   /s/ Marc D. Hamburg
                                   -----------------------------
                                   Name:  Marc D. Hamburg
                                   Title: Vice President